AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                ON JUNE 16, 2000

================================================================================

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant To Section 14(a) of the
                        Securities Exchange Act of 1934.

Filed by the Registrant [__]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
      [__] Preliminary Proxy Statement
      [__] Confidential, For Use of the Commission Only (as permitted by Rule
           14a-6 (e) (2))
      [__] Definitive Proxy Statement
      [X ] Definitive Additional Materials
      [__] Soliciting Material Under Rule 14a-12

                               DEXTER CORPORATION

--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                      INTERNATIONAL SPECIALTY PRODUCTS INC.
                              ISP INVESTMENTS INC.

--------------------------------------------------------------------------------
    (NAME OF PERSON (S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

      [X] No fee required.
      [_] Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and
          0-11.

         1) Title of each class of securities to which transaction applies:



                  -------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:



                  -------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



                  -------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:



                  -------------------------------------------------------------


NY2:\875649\01\$RNL01!.DOC\54104.0016

         5)       Total fee paid:



                  -------------------------------------------------------------


     [_] Fee paid previously with preliminary materials:


                  -------------------------------------------------------------

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)       Amount previously paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:


================================================================================

                 INFORMATION CONCERNING INTERNATIONAL SPECIALTY
                      PRODUCTS INC. AND OTHER PARTICIPANTS
                               IN THE SOLICITATION

         Information is being given herein for (i) International Specialty Products Inc., a Delaware corporation ("ISP"), (ii) ISP Investments Inc., a Delaware corporation ("ISP Investments" and together with ISP, the "Proponents"), (iii) Samuel J. Heyman, a natural person and nominee for the Board of Directors of the Company, (iv) Sunil Kumar, a natural person and nominee for the Board of Directors of the Company, (v) Philip Peller, a natural person and nominee for the Board of Directors of the Company, (vi) Alan Meckler, a natural person and nominee for the Board of Directors of the Company, (vii) Dan Ogden, a natural person and nominee for the Board of Directors of the Company, (viii) Morrison DeSoto Webb, a natural person and nominee for the Board of Directors of the Company, (ix) Robert Englander, a natural person and nominee for the Board of Directors of the Company, (x) John Droney, a natural person and nominee for the Board of Directors of the Company, (xi) Anthony T. Kronman, a natural person and nominee for the Board of Directors of the Company, (xii) Vincent Tese, a natural person and nominee for the Board of Directors of the Company, (xiii) Randall Lay, Executive Vice President and Chief Financial Officer of ISP ("Lay"), (xiv) Richard A. Weinberg, Executive Vice President, General Counsel and Secretary of ISP ("Weinberg"), (xv) Susan B. Yoss, Senior Vice President and Treasurer of ISP ("Yoss"), (xvi) Christopher Nolan, Vice President-Corporate Development and Investor Relations of ISP ("Nolan"), (xvii) Jared Landaw, Vice President-Law of ISP ("Landaw"), (xviii) Ben Stoller, Manager-Corporate Finance of ISP ("Stoller"), (xix) Justin Topilow, Associate - Corporate Finance of ISP ("Topilow"), (xx) William A. Willis, Consultant for ISP ("Willis"), and (xxi) Ben Stefanelli, Legal Assistant at ISP ("Stefanelli" and together with Lay, Weinberg, Yoss, Nolan, Landaw, Stoller, Topilow and Willis, the "ISP Participants"), who are each a "participant in a solicitation" as defined under the proxy rules (collectively, the "Participants").

         Information is also given for each of the entities listed on Schedule A to this Annex VIII, each of which is an "associate", as defined under the proxy rules, of the Proponents.

         Each of ISP and ISP Investments is a Delaware corporation. Each of ISP and ISP Investments has its principal place of business at 300 Delaware Avenue, Wilmington, Delaware 19801. The business address of each of the ISP Participants is c/o ISP Management Company, Inc., 1361 Alps Road, Wayne, New Jersey 07470. The address of each of the entities listed on Schedule A to this Annex VIII is c/o ISP Management Company, Inc., 1361 Alps Road, Wayne, New Jersey 07470.

         The Participants may be deemed to have beneficial ownership of Dexter Common Stock and the common stock, par value $.01 per share ("LTI Common Stock"), of Life Technologies, Inc. ("LTI") as set forth immediately below. Except as set forth below, no associates of any of the Participants owns any Dexter Common Stock or LTI Common Stock.

NY2:\923340\01\JSGC01!.DOC\54104.0016

                               NUMBER OF SHARES OF                                        APPROXIMATE MARGIN
                                    DEXTER'S                   NUMBER OF SHARES       INDEBTEDNESS WITH RESPECT
NAME                              COMMON STOCK               OF LTI'S COMMON STOCK         TO COMMON STOCK
----                              ------------               ---------------------         ---------------

ISP Investments Inc.                2,299,200                      3,384,600                     (5)
                              (direct ownership)(1)    (direct/indirect ownership)(2)(3)

ISP Opco Holdings Inc.              2,299,200                      3,384,600                     (5)
                             (indirect ownership)(1)      (indirect ownership)(2)(3)

ISP Ireland                             0                           452,000                      (5)
                                                             (direct ownership)(3)

International Specialty             2,299,200                      3,506,270                     (5)
Products Inc.                (indirect ownership)(1)           (direct/indirect
                                                              ownership)(2)(3)(4)

Samuel J. Heyman                    2,299,200                      3,506,270                     (5)
                             (indirect ownership)(1)     (indirect ownership)(2)(3)(4)

Sunil Kumar                              0                               0                       $0

Philip Peller                            0                               0                       $0

Alan Meckler                             0                               0                       $0

Dan Ogden                                0                               0                       $0

Morrison DeSoto Webb                     0                               0                       $0

Robert Englander                         0                               0                       $0

John Droney                              0                               0                       $0

Anthony T. Kronman                       0                               0                       $0

Vincent Tese                             0                               0                       $0


                                       2


Randall Lay                              0                               0                       $0

Richard A. Weinberg                      0                               0                       $0

Susan B. Yoss                            0                               0                       $0

Christopher Nolan                        0                               0                       $0

Jared Landaw                             0                               0                       $0

Ben Stoller                              0                               0                       $0

Justin Topilow                           0                               0                       $0

William A. Willis                        0                               0                       $0

Ben Stephanelli                          0                               0                       $0


(1) ISP Investments (through ISP Investments Grantor Trust) has the sole power to vote, direct the voting of, dispose of and direct the disposition of the Dexter Common Stock. ISP Opco Holdings Inc. ("ISP Opco"), by virtue of its indirect ownership of all of the outstanding capital stock of ISP Investments, may be deemed to own beneficially (solely for purposes of Rule 13d-3) the Dexter Common Stock owned by ISP Investments. International Specialty Products Inc. ("ISP"), by virtue of its ownership of all of the outstanding common stock of ISP Opco, may be deemed to own beneficially (solely for purposes of Rule 13d-3) the Dexter Common Stock owned by ISP Investments. Mr. Heyman, by virtue of his beneficial ownership (as defined in Rule 13d-3) of approximately 76% of the capital stock of ISP, may be deemed to own beneficially (solely for purposes of Rule 13d-3) the Dexter Common Stock owned by ISP Investments.

(2) ISP Investments (directly and through ISP Investments Grantor Trust) has the sole power to vote, direct the voting of, dispose of and direct the disposition of 2,932,600 shares of LTI Common Stock. ISP Opco, by virtue of its indirect ownership of all of the outstanding capital stock of ISP Investments, may be deemed to own beneficially (solely for purposes of Rule 13d-3) all of the LTI Common Stock owned by ISP Investments. ISP, by virtue of its ownership of all of the outstanding common stock of ISP Opco, may be deemed to own beneficially (solely for purposes of Rule 13d-3) the LTI Common Stock owned by ISP Investments. Mr. Heyman, by virtue of his beneficial ownership (as defined in Rule 13d-3) of approximately 76% of the capital stock of ISP, may be deemed to own beneficially (solely for purposes of Rule 13d-3) the LTI Common Stock owned by ISP Investments.

(3) ISP Ireland has the sole power to vote, direct the voting of, dispose of and direct the disposition of 452,000 shares of LTI Common Stock. ISP Investments, by virtue of its indirect ownership of all of the outstanding capital stock of ISP Ireland, may be deemed to own beneficially (solely for purposes of Rule 13d-3) all of the LTI Common Stock owned by ISP Ireland. ISP Opco, by virtue of its indirect ownership of all of the outstanding capital stock of ISP Investments, may be deemed to own beneficially (solely for purposes of Rule 13d-3) all of the LTI Common Stock owned by ISP Ireland. ISP, by virtue of its ownership of all of the outstanding common stock of ISP Opco, may be deemed to own beneficially (solely for purposes of Rule 13d-3) the LTI Common Stock owned by ISP Ireland. Mr. Heyman, by virtue of his beneficial ownership (as defined in Rule 13d-3) of approximately 76% of the capital stock of ISP, may be deemed to own beneficially (solely for purposes of Rule 13d-3) the LTI Common Stock owned by ISP Ireland.

(4) ISP has the sole power to vote, direct the voting of, dispose of and direct the disposition of 121,670 shares of LTI Common Stock. Mr. Heyman, by virtue of his beneficial ownership (as defined in Rule 13d-3) of approximately 76% of the capital stock of ISP, may be deemed to own beneficially (solely for purposes of Rule 13d-3) the LTI Common Stock owned by ISP.

(5) In the ordinary course of its business, ISP Investments Inc. purchases securities for its investment portfolio with funds obtained from the working capital of ISP Investments, loans from affiliates and borrowings pursuant to standard margin arrangements. Because the securities from multiple investments are pooled in one account, the amount of margin indebtedness incurred by ISP in connection with its purchases of Dexter Common Stock, which purchases were numerous and made over many months, is impossible to determine with any degree of certainty.

         Other than as set forth immediately below, to the best of the knowledge of the Participants and their associates, none has been, within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Dexter, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profits, division of losses or profits, or the giving or withholding of proxies:

         On November 25, 1998, ISP entered into an agreement (the "Group Agreement") with certain other persons with respect to such parties' ownership of LTI Common Stock. Pursuant to the terms of the Group Agreement, ISP and the other parties thereto agreed (i) not to sell or otherwise dispose of any shares of LTI Common Stock unless all of the parties mutually agreed (subject to certain exceptions), (ii) to bear its own costs and expenses incurred in connection with its ownership of LTI Common Stock, the Group Agreement or any transactions entered into pursuant to the Group Agreement (subject to certain exceptions for expenses incurred for the benefit of all the parties thereto),
(iii) to join with ISP in a Schedule 13D filing and any required amendments thereto and (iv) not to enter into any other contract, arrangement, understanding or relationship with any other person with respect to the equity securities of LTI. The initial Group Agreement provided for a term of six months, but subsequent agreements were entered into ultimately extending the term through September 30, 2000 for all but one of the original members of the group.

         No Participant or associate owns any securities of the Company of record but not beneficially.

         Neither ISP nor ISP Investments has any special arrangements with any of the ISP Participants in connection with this proxy solicitation.

         None of the Participants and none of their associates has any arrangement or understanding with any person with respect to (i) any future employment with Dexter or (ii) any future transactions to which Dexter or any of its affiliates may be a party, except as set forth in the letter, dated December 14, 1999, from Mr. Heyman to Dexter's Chairman and Chief Executive Officer, in which ISP proposed to purchase all of Dexter's outstanding Common Stock for $45 per share in a merger transaction, which proposal was subsequently rejected by Dexter's Board by correspondence dated December 23, 1999. No family relationships exist among the Proponents' nominees or between any Dexter director or executive officer and any of the Proponents' nominees.

         The following is a summary of all transactions in Dexter securities by the Participants over the last two years.



 DATE OF TRANSACTION     NATURE OF TRANSACTION      NUMBER OF SHARES
--------------------------------------------------------------------------
    09/15/98                      Buy                     37,000
    09/17/98                      Buy                    440,000
    09/21/98                      Buy                     64,700
    09/23/98                      Buy                      5,400
    09/25/98                      Buy                     10,000
    09/30/98                      Buy                     10,600
    10/01/98                      Buy                        100
    10/02/98                      Buy                     25,000
    10/05/98                      Buy                        600
    10/06/98                      Buy                     14,200
    10/07/98                      Buy                     18,400
    10/09/98                      Buy                     55,500
    10/16/98                      Buy                    169,100
    10/19/98                      Buy                     75,000
    11/11/98                      Buy                     47,500
    11/12/98                      Buy                     69,600
    12/01/98                      Sell                  (50,000)
    12/02/98                      Sell                  (25,000)
    12/04/98                      Buy                    106,500
    12/09/98                      Buy                     11,600
    12/10/98                      Buy                     15,600
    12/11/98                      Buy                     18,500
    12/14/98                      Buy                     14,000
    12/15/98                      Buy                      6,000
    02/17/99                      Buy                      5,000
    03/31/99                      Buy                      7,500
    05/07/99                      Sell                  (25,000)
    05/13/99                      Buy                     10,000
    05/14/99                      Buy                     20,000
    05/17/99                      Buy                     17,100
    05/18/99                      Buy                     21,600
    05/19/99                      Buy                      2,500

    05/21/99                      Buy                     10,000
    05/24/99                      Buy                     11,400
    05/25/99                      Buy                     20,500
    05/26/99                      Buy                     20,000
    05/27/99                      Buy                     19,000
    05/28/99                      Buy                      2,000
    06/01/99                      Buy                     19,000
    06/02/99                      Buy                     22,500
    06/03/99                      Buy                      6,200
    06/07/99                      Buy                      5,500
    06/08/99                      Buy                      1,900
    06/09/99                      Buy                     31,500
    06/10/99                      Buy                      1,300
    06/15/99                      Buy                     10,000
    06/24/99                      Sell                  (25,000)
    07/13/99                      Sell                   (2,900)
    07/22/99                      Buy                      9,600
    07/23/99                      Buy                      5,000
    07/26/99                      Buy                      4,700
    07/28/99                      Buy                      7,700
    08/03/99                      Sell                   (6,300)
    08/05/99                      Buy                      3,500
    08/06/99                      Sell                   (3,500)
    08/09/99                      Buy                    248,400
    08/10/99                      Buy                     11,400
    08/11/99                      Buy                     12,700
    08/19/99                      Sell                   (5,300)
    08/20/99                      Buy                     56,000
    08/23/99                      Buy                     94,900
    08/24/99                      Buy                     28,900
    08/25/99                      Buy                     12,300
    08/27/99                      Buy                     12,000
    08/30/99                      Buy                     13,000
    08/31/99                      Buy                      7,500
    09/03/99                      Buy                     84,300
    09/07/99                      Buy                     48,600
    09/08/99                      Buy                      9,900
    09/13/99                      Sell                   (1,000)
    09/14/99                      Sell                   (1,400)
    09/15/99                      Sell                   (2,000)
    09/17/99                      Buy                     46,300
    09/20/99                      Buy                     76,000
    09/21/99                      Buy                     31,400
    09/22/99                      Buy                     15,000

    09/23/99                      Buy                     34,000
    09/24/99                      Buy                     47,600
    09/27/99                      Buy                     46,500
                                                -----------------
                                                       2,299,200
                                                =================

                                                        SCHEDULE A TO ANNEX VIII


               Associates of International Specialty Products Inc.
               ---------------------------------------------------


ISP Opco Holdings Inc.
Belleville Realty Corp.
ISP Alginates Inc.
ISP Management Company, Inc.
ISP Chemicals Inc.
ISP Minerals Inc.
ISP Technologies Inc.
ISP Mineral Products Inc.
ISP Environmental Services Inc.
Bluehall Incorporated
ISP Realty Corporation
ISP Real Estate Company, Inc.
International Specialty Products Funding Corporation
ISP Newark Inc.
ISP Van Dyk Inc.
ISP Fine Chemicals Inc.
ISP Freetown Fine Chemicals Inc.
Verona Inc.
ISP Global Technologies Inc.
ISP International Corp.
ISP Marl Holdings GmbH
ISP Holdings (U.K.) Ltd.
ISP Ireland
ISP (Puerto Rico) Inc.
ISP Marl Gmbh
ISP Acetylene Gmbh
ISP Alginates (U.K.) Ltd.
ISP (Great Britain) Co. Ltd.
ISP Andina, C.A.
ISP Argentina S.A.
ISP Asia Pacific Pte Ltd.
ISP (Australasia) Pte Ltd.
ISP (Belgium) N.V.
ISP (Belgium) International N.V.
ISP do Brasil Ltda.
ISP (Canada) Inc.
ISP Ceska Republika Spol S.R.O.
ISP (China) Limited
ISP Colombia Ltda.
ISP Freight Service N.V.

ISP Global Operations (Barbados) Inc.
ISP Global Technologies (Belgium) S.A.
ISP Global Technologies (Germany) Holding Gmbh
ISP Customer Service Gmbh
ISP Global Technologies Deutschland Gmbh
International Specialty Products ISP (France) S.A.
ISP (Hong Kong) Limited
ISP (Italia) S.r.l.
ISP (Japan) Ltd.
ISP (Korea) Limited
ISP Mexico, S.A. de C.V.
ISP (Norden) A.B.
ISP (Osterreich) G.m.b.h.
ISP (Polska) Sp.z. o.p.
ISP Sales (Barbados) Inc.
ISP Sales (U.K.) Limited
ISP (Singapore) Pte Ltd.
ISP (Switzerland) A.G.
ISP (Thailand) Co., Ltd.
Chemfields Pharmaceuticals Private Limited
Kelp Industries Pty Ltd
Arramara Teoranta
Thorverk Hf